UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Bluerock Residential Growth REIT, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

INBOUND - CLOSED MESSAGE:

“Thank you for calling the Boston Financial Data Services, Inc. Proxy Line for Bluerock Residential Growth REIT, Inc. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9:00 AM to 6:00 PM. Eastern time. Thank you.”

INBOUND - CALL IN QUEUE MESSAGE:

“Thank you for calling the Boston Financial Data Services, Inc. Proxy Line for Bluerock Residential Growth REIT, Inc. Our proxy specialists are currently assisting other stockholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.”

END OF CAMPAIGN MESSAGE:

“Thank you for calling the Boston Financial Data Services, Inc. Proxy Line for Bluerock Residential Growth REIT, Inc. The Special Meeting of Stockholders of Bluerock Residential Growth REIT, Inc. has been held and as a result, this toll free number is no longer in service for proxy related stockholder calls.

If you have questions about your account, please contact your Financial Advisor or call Bluerock Residential Growth REIT, Inc. directly at 1-888-558-1031. Thank you for investing with Bluerock Residential Growth REIT, Inc.”

AUTOMATED ANSWERING MACHINE MESSAGE

“Hello, we are calling with an important message on behalf of Bluerock Residential Growth REIT, Inc. You should have received proxy materials in the mail concerning the Special Meeting of Stockholders to be held on January 23rd, 2014.”

“Your participation is very important. To vote over the telephone, call toll-free at 1-855-800-9419 and a proxy voting specialist will assist you with voting your shares. Specialists are available Monday through Friday, 9am to 6pm EST. You may also vote by completing and submitting the proxy card that was previously mailed to you in the manner specified in the proxy materials or by attending the upcoming Special Meeting of Stockholders. Voting takes just a few moments and will benefit all stockholders. Thank you for your prompt attention to this matter.”

Outbound Script:

Hello, is Mr./Ms. _____________ available?

IF Yes:

Hi Mr./Ms. _____________, my name is _____________ and I am a proxy specialist with Boston Financial Data Services, Inc., calling on a recorded line on behalf of your investment in the Bluerock Residential Growth REIT, Inc. The company sent you proxy materials requesting that you vote your eligible shares prior to the upcoming Special Meeting of Stockholders scheduled to be held on January 23rd, 2014.

We are calling to ask if you would like to vote your shares. Would you like to vote your shares?

IF Stockholder not available:

Is there a better time to reach Mr./Ms._____________? (IF YES) Make note & set up call back time.

IF Yes, I would like to vote:

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is _____________, a proxy voting specialist on behalf of Bluerock Residential Growth REIT, Inc.

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your [FOR][AGAINST][ABSTAIN] vote, with respect to the proposal [SPECIFIC PROPOSAL] as set forth in the proxy materials you received.

We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-855-800-9419, Monday-Friday 9am-6pm EST. Thank you very much for your time and your vote. We hope you have a great day/evening.

IF Not sure how to vote:

You may cast a FOR vote, an AGAINST Vote or an ABSTAIN vote on each of the proposals. How would you like to cast your vote on each proposal?

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is _____________, a proxy voting specialist on behalf of the Bluerock Residential Growth REIT, Inc.

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your [FOR][AGAINST][ABSTAIN] with respect to proposal [SPECIFY PROPOSAL(S)] as set forth in the proxy materials you received. We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may do so by calling 1-855-800-9419, Monday-Friday 9am-6pm EST, by completing and submitting the proxy card that was previously mailed to you in the manner specified in the proxy materials, or by attending the upcoming Special Meeting of Stockholders. Thank you very much for your time and your vote. We hope you have a great day/evening.

IF What proposals am I being asked to vote on?

PROPOSAL 1(A): Approve amendments to the Company’s charter to provide for the reclassification of certain shares of the Company’s capital stock as Class A common stock, which will be subject to listing on a national securities exchange.

PROPOSAL 1(B): Approve amendments to the Company’s charter to provide for the change of each share of the Company’s outstanding common stock into 1⁄3 of a share of Class B-1 common stock, 1⁄3 of a share of Class B-2 common stock and 1⁄3 of a share of Class B-3 common stock immediately prior to the exchange listing, and their automatic conversion into shares of Class A common stock at 360 days, 540 days and 720 days, respectively, following the date of the initial exchange listing, in connection with the plan for phased-in liquidity.

PROPOSAL 1(C): Approve amendments to the Company’s charter to remove or revise provisions regarding the Company’s equity stock and its stockholders.

PROPOSAL 1(D): Approve amendments to the Company’s charter to remove or revise provisions regarding the Company’s board of directors.

PROPOSAL 1(E): Approve amendments to the Company’s charter to remove or revise provisions relating to the conduct of its business that limit or regulate certain powers of the Company.

PROPOSAL 1(F): Approve amendments to the Company’s charter to remove or revise provisions restricting transfer and ownership of shares of the Company’s capital stock.

PROPOSAL 1(G): Approve amendments to the Company’s charter to effectuate certain ministerial modifications, clarifications and conforming changes to, and the restatement of, its charter.

PROPOSAL 2: Approve the adoption of the 2014 Equity Incentive Plan for Individuals and the 2014 Equity Incentive Plan for Entities to attract and retain independent directors, executive officers and other key employees, including employees of the Company’s external advisor or manager and the Company’s operating partnership, and their affiliates and other service providers, including the Company’s external advisor or manager and its affiliates.

PROPOSAL 3: Permit the adjournment of the Special Meeting, if necessary, to solicit additional proxies in favor of Proposal 1 or Proposal 2 if there are not sufficient votes for either such proposal.

IF How did the Board of Directors recommend I vote?:

Your Board of Directors has recommended you vote FOR each of the proposals. However, we are not recommending any particular vote with respect to a proposal. We are only soliciting your vote for purposes of ensuring your vote is represented at the Special Meeting of Stockholders.

IF Question about one or more of the proposals:

Mr./Ms. _____________. I apologize, I am not able to answer questions about the proposals; please feel free to call Bluerock Residential Growth REIT, Inc. directly at 1-888-558-1031.

IF materials not received:

I can resend the materials to you. Do you have an email address this can be sent to?

(IF YES: Type email addresses in the notes and read it back phonetically to the shareholder)

(IF NO: Continue with standard script) Can you please verify your mailing address? (Verify entire address, including street name, number, town, state & zip)

Thank you. You should receive these materials shortly. Included in the email will be instructions to inform you of the methods available to you to cast your vote, one of which is to call us back at 1-855-800-9419 Monday-Friday 9am-6pm EST.

IF no, I do not want to vote:

Thank you for your time. If you wish to vote, you may do so by calling 1-855-800-9419, Monday-Friday 9am-6pm EST, by completing and submitting the proxy card that was previously mailed to you in the manner specified in the proxy materials, or by attending the upcoming Special Meeting of Stockholders. We hope you have a great day/evening.

INBOUND SCRIPT:

Greeting:

Hello, thank you for calling the Bluerock Residential Growth REIT, Inc. proxy information line. My name is _____________, may I have your name please?

Thank you Mr./Ms._____________. Are you calling regarding the upcoming Special Meeting of Stockholders?

IF Yes:

Would you like to vote?

IF Yes, I would like to vote:

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is _____________, a proxy voting specialist on behalf of Bluerock Residential Growth REIT, Inc.

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your [FOR][AGAINST][ABSTAIN] vote with respect to proposal [SPECIFY PROPOSAL(S)] as set forth in the proxy materials you received and we will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may do so by calling 1-855-800-9419, by completing and submitting the proxy card that was previously mailed to you in the manner specified in the proxy materials, or by attending the upcoming Special Meeting of Stockholders. Thank you very much for your participation and have a great day/evening.

IF No:

How may I help you today?

If a non-proxy related question, respond:

Mr./Ms. _____________. I apologize I do not have access to that information; please feel free to call Bluerock Residential Growth REIT, Inc. directly at 1-888-558-1031.

IF Not sure how to vote:

You may cast a FOR vote, an AGAINST Vote or an ABSTAIN vote on each of the proposals. How would you like to cast your vote on each proposal?

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is _____________, a proxy voting specialist on behalf of Bluerock Residential Growth REIT, Inc.

Today’s date is _____________ and the time is _____________ Eastern Time.

Mr./Ms. _____________, I have recorded your [FOR][AGAINST][ABSTAIN] vote with respect to proposal [SPECIFY PROPOSAL(S)] as set forth in the proxy materials you received. We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling (855) 800-9419. Thank you very much for your time and your vote. We hope you have a great day/evening.

IF What proposals am I being asked to vote on?

PROPOSAL 1(A): Approve amendments to the Company’s charter to provide for the reclassification of certain shares of the Company’s capital stock as Class A common stock, which will be subject to listing on a national securities exchange.

PROPOSAL 1(B): Approve amendments to the Company’s charter to provide for the change of each share of its outstanding common stock into 1⁄3 of a share of Class B-1 common stock, 1⁄3 of a share of Class B-2 common stock and 1⁄3 of a share of Class B-3 common stock immediately prior to the exchange listing, and their automatic conversion into shares of Class A common stock at 360 days, 540 days and 720 days, respectively, following the date of the initial exchange listing, in connection with the plan for phased-in liquidity.

PROPOSAL 1(C): Approve amendments to the Company’s charter to remove or revise provisions regarding its equity stock and its stockholders.

PROPOSAL 1(D): Approve amendments to the Company’s charter to remove or revise provisions regarding the Company’s board of directors.

PROPOSAL 1(E): Approve amendments to the Company’s charter to remove or revise provisions relating to the conduct of its business that limit or regulate certain powers of the Company.

PROPOSAL 1(F): Approve amendments to the Company’s charter to remove or revise provisions restricting transfer and ownership of shares of its capital stock.

PROPOSAL 1(G): Approve amendments to the Company’s charter to effectuate certain ministerial modifications, clarifications and conforming changes to, and the restatement of, its charter.

PROPOSAL 2: Approve the adoption of the 2014 Equity Incentive Plan for Individuals and the 2014 Equity Incentive Plan for Entities to attract and retain independent directors, executive officers and other key employees, including employees of the Company’s external advisor or manager and its operating partnership, and their affiliates and other service providers, including the Company’s external advisor or manager and its affiliates.

PROPOSAL 3: Permit the adjournment of the Special Meeting, if necessary, to solicit additional proxies in favor of Proposal 1 or Proposal 2 if there are not sufficient votes for either such proposal.

IF How did the Board of Directors recommend I vote?:

Your Board of Directors has recommended you vote FOR each of the proposals. However, we are not recommending any particular vote with respect to a proposal. We are only soliciting your vote for purposes of ensuring your vote is represented at the Special Meeting of Stockholders.

IF Question about one or more of the proposals:

Mr./Ms. _____________. I apologize, I am not able to answer questions about the proposals; please feel free to call Bluerock Residential Growth REIT, Inc. directly at 1-888-558-1031.

IF materials not received:

I can resend the materials to you. Do you have an email address this can be sent to?

(IF YES: Type email addresses in the notes and read it back phonetically to the shareholder)

(IF NO: Continue with standard script) Can you please verify your mailing address? (Verify entire address, including street name, number, town, state & zip)

Thank you. You should receive these materials shortly. Included in the email will be instructions to inform you of the methods available to you to cast your vote, one of which is to call us back at 1-855-800-9419 Monday-Friday 9am-6pm EST.

IF no, I do not want to vote:

Thank you for your time. If you wish to vote, you may contact us by calling 1-855-800-9419, Monday-Friday 9am-6pm EST, by completing and submitting the proxy card that was previously mailed to you in the manner specified in the proxy materials, or by attending the upcoming Special Meeting of Stockholders. We hope you have a great day/evening.

Closing:

Again, my name is _____________, a proxy voting specialist on behalf of Bluerock Residential Growth REIT, Inc.

If you wish to make any changes you may contact us by calling 1-855-800-9419, by completing and submitting the proxy card that was previously mailed to you in the manner specified in the proxy materials, or by attending the upcoming Special Meeting of Stockholders. Thank you very much for your participation and have a great day/evening.